SUPPLEMENT DATED AUGUST 11, 2003
TO PROSPECTUS DATED MAY 1, 2003
TRANSAMERICA ELITE®
Issued through
Transamerica Occidental Life Separate Account VUL-3
By
Transamerica Occidental Life Insurance Company

The following replaces the second paragraph on page 29 of the Prospectus under the section entitled “Premiums – Making Premium Payments:"

        If you wish to make payments by wire transfer, you should contact our Call Center at 1-800-851-9777 for instructions on wiring federal funds to us.

Name change – Great Companies – Global2 portfolio

Effective September 15, 2003, the Great Companies – Global2 portfolio will change its name to Templeton Great Companies – Global2. Templeton Investment Counsel, LLC (“Templeton”) will become a co-sub-adviser with Great Companies, L.L.C. (“Great Companies”). Templeton will assume responsibility for the non-U.S. investments of the portfolio and Great Companies will maintain responsibility for the U.S. equity investments of the portfolio.

AG00376-8/03